UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2005

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103-4813

(Address of principal executive offices, including zip code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 16, 2005, the Compensation Committee of the Board of Directors of Dolby Laboratories, Inc. approved the following forms of award agreements for use in connection with equity awards granted under Dolby’s 2005 Stock Plan:

1)	Executive Stock Option Agreement, a copy of which is filed herewith as Exhibit 99.1;

2)	Executive Stock Option Agreement – United Kingdom for executives who reside in the United Kingdom, a copy of which is filed herewith as Exhibit 99.2;

3)	Stock Option Agreement – United Kingdom for individuals other than executives who reside in the United Kingdom, a copy of which is filed herewith as Exhibit 99.3;

4)	Stock Option Agreement – Hong Kong for individuals who reside in Hong Kong, a copy of which is filed herewith as Exhibit 99.4;

5)	Stock Option Agreement – International for individuals who reside in foreign countries, a copy of which is filed herewith as Exhibit 99.5; and

6)	Stock Appreciation Right Agreement – International for individuals who reside outside the United States, a copy of which is filed herewith as Exhibit 99.6.

Please see the description of the material terms and conditions of the 2005 Stock Plan (and the agreements used for granting equity awards under such plan) included in Dolby’s Registration Statement on Form S-1 filed on February 16, 2005 (Commission File No. 333-120614). The forms of agreements for use in connection with equity awards that may be granted to executive officers contain transfer provisions under which such awards may be transferred for estate planning purposes.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Form of Executive Stock Option Agreement under the 2005 Stock Plan.

99.2	Form of Executive Stock Option Agreement – United Kingdom under the 2005 Stock Plan.

99.3	Form of Stock Option Agreement – United Kingdom under the 2005 Stock Plan.

99.4	Form of Stock Option Agreement – Hong Kong under the 2005 Stock Plan.

99.5	Form of Stock Option Agreement – International under the 2005 Stock Plan.

99.6	Form of Stock Appreciation Right Agreement – International under the 2005 Stock Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ Martin A. Jaffe
Martin A. Jaffe Executive Vice President, Business and Finance

Date: June 16, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Executive Stock Option Agreement under the 2005 Stock Plan.

99.2	Form of Executive Stock Option Agreement – United Kingdom under the 2005 Stock Plan.

99.3	Form of Stock Option Agreement – United Kingdom under the 2005 Stock Plan.

99.4	Form of Stock Option Agreement – Hong Kong under the 2005 Stock Plan.

99.5	Form of Stock Option Agreement – International under the 2005 Stock Plan.

99.6	Form of Stock Appreciation Right Agreement – International under the 2005 Stock Plan.

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